Exhibit 99.1 Investor Presentation June 2022

Disclaimer This presentation of Trean Insurance Group, Inc. (the “Company”) contains forward-looking statements as that term is defined in the Private Securities Litigation Reform Act of 1995. Forward-looking statements include statements that are not historical or current facts. These statements may discuss the Company’s net income, cash flow, financial condition, impairments, expenditures, growth, strategies, plans, achievements, dividends, capital structure, organizational structure, market opportunities and general market and industry conditions. You can identify forward-looking statements by words such as “anticipate,” “estimate,” “expect,” “intend,” “plan,” “predict,” “project,” “believe,” “seek,” “outlook,” “future,” “will,” “would,” “should,” “could,” “may,” “can have,” “likely” and similar terms. Forward-looking statements are based on management’s current expectations and assumptions about future events. These statements are only predictions and are not guarantees of future performance. Forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from those in the forward-looking statements, if the underlying assumptions prove to be incorrect or as the result of risks, uncertainties, and other factors, including the impact of the COVID-19 pandemic on the business and operations of the Company and our policyholders. Other factors that may cause such differences include the risks described in the Company’s filings with the U.S. Securities and Exchange Commission (the “SEC”), including its Quarterly Report on Form 10-Q for the quarter ended March 31, 2022. These forward-looking statements speak only as of the date of this presentation. Except as required by applicable securities laws, the Company disclaims any obligation to update or revise any forward-looking statement, whether as a result of new information, future developments, changes in assumptions or otherwise. You should not place undue reliance on the forward-looking statements contained in this presentation. All future written and oral forward-looking statements made in connection with this presentation attributable to the Company or persons acting on the Company’s behalf are expressly qualified in their entirety by the above paragraph. Filings with the SEC The Company’s filings with the SEC can be accessed through the “Investor Relations” link on the Company's website, www.trean.com. The Company’s filings with the SEC can also be accessed through the SEC's EDGAR Database at www.sec.gov (EDGAR CIK No. 0001801754). Non‐ GAAP Financial Measures Within this investor presentation we may present certain financial measures, including adjusted return on equity and adjusted net income, which are non‐ GAAP financial measures as defined in Regulation G pursuant to Section 401 of the Sarbanes‐ Oxley Act of 2002. If presented, a reconciliation of such non‐ GAAP financial measures to our most directly comparable GAAP financial measures will be included in the attached appendix. Management believes that these non‐ GAAP financial measures are important to the Company's investors, analysts and other interested parties who benefit from having an objective and consistent basis for comparison with other companies within our industry. Management further believes that these measures are more relevant than comparable GAAP financial measures in evaluating our financial performance. These measures should not be viewed as a substitute for those determined in accordance with GAAP. Reconciliation of these measures to their most comparable GAAP financial measures are included in the appendix to this presentation. They are also included in our most recent earnings release available in the “Investor Relations” section of our website at www.trean.com.

Company Overview Trean Insurance Group, Inc. An established, growth-oriented company providing products and services to the specialty insurance market. With a focus and expertise in underserved specialty casualty markets, Trean offers a multi-service model and produces a diverse set of revenue and earnings streams including: „Underwriting Income„Investment Income „Fronting Fees„Claims Fees „Reinsurance Brokerage„Managing General Agency (“MGA”) Income 2

Company Overview Underwriting Capacity with Issuing Carrier / ‘Fronting’ In-House Claims Reinsurance Brokerage Expertise in Specialty Services Management Services Insurance § Access to our A.M. Best “A” § Actively manage claims for our § Provide reinsurance placement, 2 rated carrier Owned MGA businesses and servicing and renewal services § In 1Q 2022, retained 40% of select Program Partners that gross earned premiums across § Licensed across multiple 1 underwrite workers’ 8 lines products in 49 states and D.C. compensation insurance 1 Represents the percentage of net earned premiums relative to gross earned premiums 2 Upgraded from A- (Excellent) to A (Excellent) in May 2019 3

Key Investment Highlights Multi-Service Value Proposition • Allows for unique positioning within the market • Creates better-than-industry results Proven and Sustainable Growth Strategy • Strong and disciplined program partner selection process • Disciplined risk management & well-managed balance sheet Entrepreneurial, Experienced Management Team • Expertise in Specialty Insurance, decades of industry experience and executive leadership • Supported by a board of directors with deep expertise and commitment to the Company Well-Positioned for Future Growth • Attractive embedded potential earnings • Consistently creating new opportunities 4

Multi-Service Value Proposition

Unique Position in the Market

	TREAN INSURANCE GROUP	Small Competitors	Large Competitors
Specialty risks that require expert handling	✓ Significant experience in workers' compensation and other specialty lines	~	✓
Broad licensing authority	✓ Licensed nationally across the U.S. and multiple product lines	✗	✓
"A" rating by A.M. Best[1]	✓	✗	✓
Infrastructure and capability to service longer-tailed risks	✓ Specialty expertise in underwriting, loss control, claims, and customer knowledge	~	✓
Focus on small- to mid-sized programs	✓ Target <$30 million at inception	✓	✗
Focus on small accounts	✓ ~$14,000 average workers' compensation premium per policy[2]	✓	✗
Ability to partner with entrepreneurial partners	✓ Multi-Service Value Proposition	✓	✗

[1] Upgraded from A- (Excellent) to A (Excellent) in May 2019

[2] As of March 31, 2022

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Multi-Service Value Proposition Better-Than-Industry Results Superior In-House Claims Management Personal, high-touch claims management approach to reduce chance of lengthy and costly litigation Provide an injured Fully settle the claim Commitment to Average 93 open claims 1 employee high-quality and obtain a full and delivering the best per claims adjuster medical care as quickly complete release claims process More than 20% lower than the as possible industry average of over 116 At the earliest opportunity when Exemplified by expertise of our 2 open claims per claims adjuster an injured employee has healed claims administration Reduce pain, accelerate department, who average 16 healing, and lead to faster and 1 years of industry experience more complete recovery 1 As of December 31, 2021 2 Per 2020 Workers’ Compensation Benchmarking Study by Rising Medical Solutions 6

Multi-Service Value Proposition Better-Than-Industry Results Superior In-House Claims Management Better Claims Outcomes Quicker Claim Inventory Reduction Faster Claim Closure Average medical costs incurred per claim Percentage of indemnity claims closed in 5-year paid to ultimate losses vs 2 3 vs California average the next year vs California average U.S. industry average Trean California Trean California Trean workers' compensation California workers' compensation California workers' compensation U.S. workers' compensation industry 1 $30.1k 87% 67% 70% 1 $10.3k 33% 2021 2021 2021 1 WCIRB, as of December 31, 2021 2 Percentage of claims per accident year closed by the next calendar year; as of year end 3 Per S&P Global, trailing four year average of 60 month paid to ultimate loss ratios as of 12/31/2021, Statutory data 7

Proven and Sustainable Growth Strategy Impressive and Steady Gross Written Premium Growth $649m $634m $484m $411m $357m $322m $236m $145m 2015 2016 2017 2018 2019 2020 2021 1Q 2022 TTM 2015 2017 2020 2021 2018 • Sold an equity • Acquired American • Acquired remainder of • Acquired Western • Acquired 45% of stake to Altaris to Liberty Insurance Compstar Integrated Care Compstar take advantage of Company (“ALIC”), • Acquired 7710 Insurance • Added 2 Program • Acquired 100% of growth a former Program Company Partners Westcap opportunities Partner • Acquired LCTA Risk Services, Inc. • Added 9 Program Partners Source: Company filings 8

Proven and Sustainable Growth Strategy

Strong and Disciplined Program Partner Selection Process


Our reinsurance brokerage services
New opportunities
Referrals from existing Program Partners
Pre-screening
Detailed Due Diligence
Carefully Aligned Program Design
Ongoing Monitoring and Controls
Long-term, Highly Profitable Partnerships

Carefully Selected Program Partners

Stringent Selection Criteria

Collect and analyze data relating to the organization's operating, underwriting, financial and biographical information

Top ~10% of opportunities make it through pre-screening and due diligence process

Partners Retain Meaningful Risk

Establish stringent underwriting and collateral requirements upfront

Disciplined Ongoing Controls

Regular underwriting, claims, and accounting audits

Average Program Partner Relationship of ~8 Years[1]

[1] Excluding Program Partners added in the prior two years

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Proven and Sustainable Growth Strategy Strong and Disciplined Program Partner Selection Process Trean’s Target Program Partners Small- to mid-sized Ability to create a Track record of Proven ability to manage books of business competitive advantage underwriting success the program Less than $30 million of annual By operating in markets where With credible data to support Pursuant to agreed-upon gross premiums at the inception distinctive expertise, multi- historical results (i.e., loss ratios, underwriting and claims of the relationship service offering, and market expense ratios, etc.) guidelines relationships can be leveraged Capacity to assume Collaborative, Willingness and ability to meaningful risk entrepreneurial control the structuring participation in the management team and placement of program reinsurance Partnership Oriented 10

Proven and Sustainable Growth Strategy

Disciplined Risk Management and Well-Managed Balance Sheet

Accurate Reserving

- **Favorable development of our initial reserves for each accident year since 2012**, with $45.7 million of aggregate favorable development since 2014[1]

Comprehensive Reinsurance Program

- **Workers' compensation losses reinsured** for **500-year** return period **probable maximum loss,** with varying co-participations through the **first $15 million**

Prudent Financial and Operating Leverage

- $416 million shareholders' equity[1]
- 7% debt / total capital[1]
- 2021 NWP / average total capital operating leverage[2] of 1.3x

Active collateral management

- Nearly **$2.4 billion premiums** ceded to reinsurers since 2007, with no unpaid reinsurance recoverables[1]
- Reinsurers are fully collateralized, or rated "A-" or better
- Review collateral accounts regularly and secured with quarterly and annual adjustments

Systematic monitoring and control of Program Partners

- Highly disciplined process
- Regular **underwriting, claims, and accounting audits**

Diversified and Conservative Investment Portfolio

- Weighted average rating of "AA" [1]
- Weighted average duration of 4.3 years[1]
- Tax-equivalent book yield of 2.41%[1]

1 As of March 31, 2022
2 Statutory data

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Entrepreneurial, Experienced Management Team

Decades of Industry Experience

	Name	Years Experience	Prior Professional Experience
	**Andrew O'Brien** Chief Executive Officer	30+ years	○ General Partner, Executive Vice President and director of E.W. Blanch Company ○ Director of the Health Care Insurance Facility, First Dakota Indemnity Company and SAFE, Inc., a holding company for an accident and health Insurer
	**Julie Baron** President and Chief Operating Officer	30+ years	○ Joined Trean in 2007 as the Controller for Benchmark and has held the role of Chief Financial Officer, as well as Treasurer and Secretary. ○ Controller for a mortgage broker and title company, and an auditor at a Minneapolis-based CPA firm.
	**Nick Vassallo** Chief Financial Officer	25+ years	○ Joined Trean in 2020 as the Chief Accounting Officer and Senior Vice President ○ 25+ years of public company experience
	**Elisabeth Rosandich** Chief Underwriting Officer	15+ years	○ Joined Trean in 2019 after almost 9 years at Berkley Risk Administrators in positions of Underwriting Manager and AVP of Program Services. ○ Prior reinsurance and claims experience at Aon Benfield
	**Patty Ryan** Chief Legal Officer	25+ years	○ Practicing law for 28 years, always in insurance and reinsurance. I have been working for insurance companies since 2006. ○ Has served Trean's General Counsel and Corporate Secretary since 2021
	**Matthew Spencer** Chief Information and Security Officer	20+ years	○ Vice President of Business Technology at Trean
	**Dean Clifton** SVP Claims	30+ years	○ Previously Vice President of Operations at FARA and Senior Vice President of Workers Compensation Claims with Old Republic Construction Program Group. Joined Trean in 2018 as Vice President of Claims

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Well-Positioned for Future Growth Attractive Embedded Earnings Illustrative Income Statement Impact of Increasing Retention Summary of Impact 0% 25% 50% As retention increases… Retention Retention Retention Direct Premium Direct Premium $1,000 $1,000 $1,000 Net Premium Net Premium - 250 500 Ceding Commissions Ceding Commission 300 225 150 U/W Expenses Underwriting Expenses (260) (260) (260) Loss Ratio Losses - (150) (300) Underwriting Profit $40 $65 $90 Underwriting Profit Expenses (40) 35 110 1 Expense Ratio NM 14.0% 22.0% Increased underwriting participation drives increased profitability; expense ratio increase is a mechanical output from this intentional strategy 1 Expense ratio is calculated as follows: (Underwriting Expenses less Ceding Commission) ÷ Net Premium 13

Well-Positioned for Future Growth Attractive Embedded Potential Earnings 1 Underwriting Participation (Retention) Net Unearned Premium $102m 41% $91m 35% $50m 25% 22% 20% $24m $23m 2018 2019 2020 2021 As of 1Q 2018 2019 2020 2021 1Q YTD 2022 2022 Purposeful increase in underwriting participation creates significant deferred potential future earnings Source: Company filings 1 Represents the percentage of net earned premiums relative to gross earned premiums 14

Well-Positioned for Future Growth Consistently Creating New Opportunities Gross written premiums Selectively Adding Growing in New Partners Existing Markets $649m $634m • Target large markets, • 9 Program Partners added with significant room in 2020, 2 in 2021, and 5 to grow additional YTD in 2022 • 27% Gross Written • Ensure new Partners Premium CAGR $484m share business philosophy since 2015 $411m $357m Opportunistically Harnessing Growing $322m Growing Through Capital Base M&A $236m • Eight MGA acquisitions • Increase net retention since 2013 • Drive growth in chosen • Created Benchmark markets and segments $145m Specialty Insurance Company in 2021 2015 2016 2017 2018 2019 2020 2021 1Q'22 TTM Source: Company filings 1 GWP CAGR includes Program Partners and Owned MGAs for the period ended March 31, 2022 15